UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	GTLS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 31, 2019, Chart Industries, Inc., a Delaware corporation (“Chart”), entered into a Second Amendment (the “Amendment”) to its existing Third Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of November 3, 2017, by and among Chart, Chart Industries Luxembourg S.à.r.l., Chart Asia Investment Company Limited, the lenders party thereto and JPMorgan Chase Bank, N.A., in connection with its previously announced acquisition of Harsco Corporation’s Industrial Air-X-Changers business (the “Acquisition”). A copy of the Amendment is attached hereto as Exhibit 10.1.

The Amendment, among other things, (i) permits consummation of the Acquisition, (ii) permits the incurrence by Chart of a $450,000,000 incremental term loan to fund the Acquisition on the closing date thereof, subject to satisfaction of certain conditions contained therein and (iii) in the event that the Acquisition is consummated and such incremental term loans are funded, modifies the quarterly leverage ratio financial maintenance covenant as described more fully therein. The terms and conditions under the Credit Agreement are otherwise substantially the same as those prior to the Amendment.

The description of the Amendment set forth above is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On June 5, 2019, Chart issued a press release with respect to certain financing related issues. A copy of Chart’s press release is furnished as Exhibit 99.1. All information in the press release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Chart specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2, dated as of May 31, 2019, to the Third Amended and Restated Credit Agreement, dated as of November 3, 2017, by and among Chart Industries, Inc., Chart Industries Luxembourg S.à.r.l., Chart Asia Investment Company Limited, JPMorgan Chase Bank, N.A. and the lenders party thereto.

99.1	Press Release, dated as of June 5, 2019, issued by Chart.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: June 5, 2019	By:	/s/ Jillian C. Evanko
	Name:	Jillian C. Evanko
	Title:	President and Chief Executive Officer